UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22255

EGA Emerging Global Shares Trust

(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue
Ridgewood, NJ 07450

(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue
Ridgewood, NJ 07450

(Name and address of agent for service)

Registrant's telephone number, including area code: 201-389-6872

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EGA EMERGING GLOBAL SHARES TRUST

Annual Report
March 31, 2010

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

Letter to Shareholders

Dear Shareholder,

In today’s low yield, low return environment, we believe it is increasingly necessary for investors to expand their geographic scope to effectively manage risk factors and achieve improved risk-adjusted equity returns. We argue that certain risk factors such as political risk actually exist to a large degree in developed markets and not just in emerging markets. Furthermore, we believe that investors underestimate the scale of such risks in their highly home biased portfolios.

According to Morgan Stanley, fund flows in 2010 have increased not only to equities, but also to global emerging markets and exchange-traded funds (ETFs):

“[Emerging Market] equity funds recorded net inflows of $1.5bn for the week ended 04/28/10, with inflows mostly to [Global Emerging Market] funds (43%) and [Europe, Middle East, and Africa] funds (37%), while [Latin America] funds reported outflow for the third consecutive week. [Year-to-date Emerging Market] funds recorded net inflow of $19.2bn. This is the 11th consecutive week of net inflows, for a total of $14.4bn. ETF type funds accounted for 65% of inflows this week. Total assets under management tracked by [EPFR Global] reached $554bn this week, now 4.6% below the all-time high.”1

In this document we provide tables showing various return metrics. We believe our funds represent asset categories that provide great potential for active managers to derive “alpha”2. It is very common to see returns (both positive and negative) from any of our funds greater than 10% in a particular month. Aside from January, where we saw returns in the area of –7% to –8%, we believe the general performance of our funds and that of global markets overall in 2010 have been strong to the positive. Keeping in mind that we are a full year past the equity market troughs of March 2009, we believe that we are in a period of increased risk taking. Allocating to countries and sectors (with some individual security selection) is warranted as the outlook no longer assumes an upward trend for all, or even most, asset categories.

We are in a period where many investors are still sore from the pain of the recent financial crisis which may have lasting psychological impact and we feel that most remain underexposed to risky assets. At the current level of 17.59, the “VIX” (fear gauge based on implied volatility used to price equity index options) suggests that forward looking risk aversion is minimal.3 Thus we would expect more investors will gain further exposure to risky assets over the remainder of this year. If 2009 was relatively “easy money” but 2010 is not, then we expect that investors will either: a) more actively manage market exposures through timing and/or b) supplement existing exposures with more niche, alternative investments.

Despite investors trending to accept greater risk in today’s environment, we are observant of high risk situations globally. Unfortunately, these problems seem to be occurring in areas where investor exposure is the highest. Examples include possible tax increases in the U.S., economic instability in the European Union, and overall slow GDP growth in most developed markets. Thus, it would make sense that investors continue to gain exposure where they likely are underweighted and where they see the greatest potential for forward looking returns: emerging markets. Fund flows to emerging markets funds (ETFs and otherwise) would seemingly confirm this.

As always, we appreciate the trust you have placed with our organization and look forward to working on your behalf.

Sincerely,

Robert C. Holderith
President & Chief Executive Officer
Emerging Global Advisors, LLC

1	Morgan Stanley Research. “Asia/GEMs Equity Strategy” J. Garner. April 30, 2010
2	The term “alpha” refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model. Source: www.investopedia.com
3

The Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The term “volatility” refers to statistical measure of the dispersion of returns for a given security or market index. Sources: Bloomberg, www.investopedia.com

EGA Emerging Global Shares Trust   1

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Industrial & Commercial Bank of China, Ltd. Class H	5.9%
Gazprom OAO ADR	5.4%
Itau Unibanco Holding SA	5.0%
Reliance Industries, Ltd. GDR 144A	5.0%
Petroleo Brasileiro SA	4.8%
Vale SA Class A	4.3%
Infosys Technologies, Ltd. ADR	3.6%
China Construction Bank Corp. Class H	3.4%
America Movil SAB de CV Series L	3.1%
China Life Insurance Co., Ltd. Class H	2.8%

*	Expressed as a percentage of total investments in securities as of 3/31/10.

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund (ticker: EEG)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Composite Titans 100 Index (the “Underlying Index”). The Underlying Index is a stock market index comprised of a representative sample of 100 Emerging Markets companies that Dow Jones Indices deem to be the 10 leading companies in each of the 10 industrial sectors, as defined by the Industry Classification Benchmark (“ICB”), across the developing world. Under normal circumstances, the Fund will invest at least 80% of its net assets in companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.75%.

The Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund had a total return of 0.25% at net asset value (“NAV”) for the quarter ended March 31, 2010 and 21.96% since its inception date of July 22, 2009. The Fund does not have a long enough history to calculate performance for the full year ended March 31, 2010. Aside from January 2010, we believe, broad emerging markets have experienced strong upward performance. As a more diversified fund by both country and sector, this mandate should experience less overall volatility in the long run versus our other country and sector specific products. However, we believe the outlook of the Fund appears to remain favorable given the economic factors of longer term nature such as demographics and urbanization and thus the continued interest from global investors because of this.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

2   EGA Emerging Global Shares Trust

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

Performance as of 3/31/2010

	Cumulative Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Composite Titans 100 Index	Gross Expense Ratio	Net Expense Ratio[3]

Since Inception[2]	21.96%	22.45%	24.42%	3.43%	0.75%

1	Returns of less than one year are not annualized.
2	July 22, 2009.
3	This agreement will remain in effect and will be contractually binding for at least one year from the date of the Prospectus.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This fund is new and has limited operating history. Market price returns are based on the midpoint of the bid/ask spread as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Growth of $10,000 Investment

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust   3

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Reliance Industries, Ltd. GDR 144A	9.5%
Surgutneftegaz ADR	8.4%
Gazprom OAO ADR	7.3%
Petroleo Brasileiro SA	6.9%
PetroChina Co., Ltd. Class H	5.5%
Lukoil OAO ADR	5.3%
China Petroleum & Chemical Corp. Class H	4.6%
NovaTek OAO GDR	4.6%
Sasol, Ltd.	4.5%
MOL Hungarian Oil and Gas Nyrt.	4.4%

*	Expressed as a percentage of total investments in securities as of 3/31/10.

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund (ticker: EEO)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Oil and Gas Titans Index (the “Underlying Index”). The Underlying Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indices deem to be part of the Oil and Gas sector of the global economy, which also includes alternative energy sources other than oil and gas as defined by their ICB (Industry Classification Benchmark) methodology. Under normal circumstances, the Fund will invest at least 80% of its net assets in Energy companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Energy companies as companies that are included in the Underlying Index at the time of purchase and generally includes companies whose businesses involve: oil and gas production; oil equipment, services and distribution; and alternative energy. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund had a total return of 3.42% at net asset value (“NAV”) for the quarter ended March 31, 2010 and 17.53% since the inception date of May 21, 2009. The Fund does not have a long enough history to calculate performance for the full year ended March 31, 2010. Aside from January 2010, we believe, this fund has experienced strong upward performance. A roughly 25% drawdown† in the summer of 2009 and a roughly 16% drawdown in January/February 2010 were the main examples of extreme volatility in this sector. The Fund is favorably positioned to benefit from increases in oil prices arising from a global economic recovery, a potentially troubling upcoming hurricane season, and a potential windfall profits tax on U.S. oil companies likely to occur as a result of higher oil prices or some exogenous catalyst such as the recent Gulf of Mexico oil spill.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

†	The term “drawdown” refers to a peak-to-trough decline during a specific record period of an investment, fund or commodity. Source: www.investopedia.com

4   EGA Emerging Global Shares Trust

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

Performance as of 3/31/2010

	Cumulative Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Oil and Gas Titans Index	Gross Expense Ratio	Net Expense Ratio[3]

Since Inception[2]	17.53%	18.13%	21.11%	5.90%	0.85%

1	Returns of less than one year are not annualized.
2	May 21, 2009.
3	This agreement will remain in effect and will be contractually binding for at least one year from the date of the Prospectus.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This fund is new and has limited operating history. Market price returns are based on the midpoint of the bid/ask spread as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Growth of $10,000 Investment

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust   5

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Vale SA Class A	8.8%
Mining and Metallurgical Company Norilsk
Nickel JSC ADR	8.0%
Impala Platinum Holdings, Ltd.	7.4%
Grupo Mexico SAB de CV Series B	5.8%
Companhia Siderurgica Nacional SA	5.8%
China Shenhua Energy Co., Ltd. Class H	5.7%
Anglo Platinum, Ltd.	5.2%
Usinas Siderurgicas de Minas Gerais SA Class A	5.0%
AngloGold Ashanti, Ltd.	4.6%
Sterlite Industries, Ltd. ADR	4.2%

*	Expressed as a percentage of total investments in securities as of 3/31/10.

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund (ticker: EMT)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Metals & Mining Titans Index (the “Underlying Index”). The Underlying Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be in the Metals & Mining sector of the global economy. The Metals & Mining sector is a sub-sector of the Basic Materials industry, as defined by their ICB (Industry Classification Benchmark) methodology. Under normal circumstances, the Fund will invest at least 80% of its net assets in Metals & Mining companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Metals & Mining companies as companies that are included in the Underlying Index at the time of purchase and generally includes companies involved in the extraction and basic processing of basic resources (other than oil and gas), such as coal, metal ore (including the production of basic aluminum, iron and steel products), precious metals and gemstones. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund had a total return of 4.19% at net asset value (“NAV”) for the quarter ended March 31, 2010 and 49.69% since its inception date of May 21, 2009. The Fund does not have a long enough history to calculate performance for the full year ended March 31, 2010. Aside from January 2010, we believe, this fund has experienced strong upward performance. There have been some periods of roughly 10% drawdown (peak to trough total return) but January’s fall of roughly 20% was significant. However, this was true for metals/mining overall and not just for emerging markets. We believe continued interest lies in increased demand both in developed markets and especially in emerging markets overall for commodities of all types as their recovery strengthens and infrastructure expansion continues.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

6   EGA Emerging Global Shares Trust

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

Performance as of 3/31/2010

	Cumulative Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Metals and Mining Titans Index	Gross Expense Ratio	Net Expense Ratio[3]

Since Inception[2]	49.69%	50.19%	59.72%	4.37%	0.85%

1	Returns of less than one year are not annualized.
2	May 21, 2009.
3	This agreement will remain in effect and will be contractually binding for at least one year from the date of the Prospectus.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This fund is new and has limited operating history. Market price returns are based on the midpoint of the bid/ask spread as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Growth of $10,000 Investment

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust   7

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

ICICI Bank, Ltd. ADR	9.4%
Industrial & Commercial Bank of China, Ltd. Class H	9.3%
China Life Insurance Co., Ltd. Class H	7.0%
China Construction Bank Corp. Class H	6.6%
Banco Bradesco SA	6.5%
Bank of China, Ltd. Class H	5.5%
Itau Unibanco Holding SA	4.3%
State Bank of India GDR	4.3%
Standard Bank Group, Ltd.	4.2%
Sanlam, Ltd.	3.6%

*	Expressed as a percentage of total investments in securities as of 3/31/10.

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund (ticker: EFN)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Financials Titans Index (the “Underlying Index”). The Underlying Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indices deem to be part of the Financials sector of the global economy as defined by their ICB (Industry Classification Benchmark) methodology. Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the Underlying Index at the time of purchase and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund had a total return of 2.12% at net asset value (“NAV”) for the quarter ended March 31, 2010 and 13.87% since its inception date of September 16, 2009. The Fund does not have a long enough history to calculate performance for the full year ended March 31, 2010. Aside from January 2010, we believe, this fund has experienced strong upward performance. A drop of roughly 15% in January-February 2010 is the worst this sector has experienced since fund launch. Interestingly, immediately after this maximum drawdown point, the fund rebounded by roughly 25%, easily surpassing previous highs. Given likely troubles with European financials as contagion spreads in that region, one only can wonder how the Goldman Sachs versus SEC lawsuit scenario will play out for US financial conglomerates as a whole. Clearly political risk exists for the domestic financial sector if not for other domestic sectors as well.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

8   EGA Emerging Global Shares Trust

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

Performance as of 3/31/2010

	Cumulative Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Financials Titans Index	Gross Expense Ratio	Net Expense Ratio[3]

Since Inception[2]	13.87%	14.63%	8.89%	5.47%	0.85%

1	Returns of less than one year are not annualized.
2	September 16, 2009.
3	This agreement will remain in effect and will be contractually binding for at least one year from the date of the Prospectus.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This fund is new and has limited operating history. Market price returns are based on the midpoint of the bid/ask spread as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Growth of $10,000 Investment

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust   9

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Jiangxi Copper Co., Ltd. Class H	5.1%
China Telecom Corp., Ltd. Class H	5.0%
Agile Property Holdings, Ltd.	5.0%
Aluminum Corp. of China, Ltd. Class H	4.8%
China Railway Construction Corp., Ltd. Class H	4.8%
Suntech Power Holdings Co., Ltd. ADR	4.7%
China Communication Construction Co., Ltd. Class H	4.5%
China Railway Group, Ltd. Class H	4.4%
Huaneng Power International, Inc. Class H	4.3%
Guangzhou R&F Properties Co., Ltd. Class H	4.2%

*	Expressed as a percentage of total investments in securities as of 3/31/10.

Emerging Global Shares INDXX China Infrastructure Index Fund (ticker: CHXX)

The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s Infrastructure sectors. The Fund invests in Chinese large and mid cap infrastructure related companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in China and that have a market capitalization of at least $200 million at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in Chinese Infrastructure related companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Chinese Infrastructure companies as companies that are included in the Underlying Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The Emerging Global Shares INDXX China Infrastructure Index Fund had a net asset value (“NAV”) total return of 3.43% since its inception date of February 17, 2010. The Fund does not have a long enough history to calculate performance for the quarter or full year ended March 31, 2010. However, it is important to note that despite speculation of China as a bubble, we would expect that any decline will likely be limited to specific real estate markets and certain areas of the financial sector.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

10   EGA Emerging Global Shares Trust

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

Performance as of 3/31/2010

	Cumulative Return[1]
	Fund Net Asset Value	Fund Market Price	INDXX China Infrastructure Index	Gross Expense Ratio	Net Expense Ratio[3]

Since Inception[2]	3.43%	4.90%	3.01%	7.82%	0.85%

1	Returns of less than one year are not annualized.
2	February 17, 2010.
3	This agreement will remain in effect and will be contractually binding for at least one year from the date of the Prospectus.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This fund is new and has limited operating history. Market price returns are based on the midpoint of the bid/ask spread as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Growth of $10,000 Investment

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust   11

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Vale SA	6.0%
Companhia Siderurgica Nacional SA	5.7%
Companhia de Concessoes Rodoviarias	5.6%
Gerdau SA	5.2%
Ultrapar Participacoes SA	5.1%
Weg SA	5.0%
Net Servicos de Comunicacao SA	4.9%
Vivo Participacoes SA ADR	4.8%
Empresa Brasileira de Aeronautica SA	4.6%
AES Tiete SA	4.2%

*	Expressed as a percentage of total investments in securities as of 3/31/10.

Emerging Global Shares INDXX Brazil Infrastructure Index Fund (ticker: BRXX)

The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s Infrastructure sectors. The Fund invests in Brazilian large and mid cap infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in Brazil and that have a market capitalization of at least $200 million at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in Brazilian Infrastructure companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Brazilian Infrastructure companies as companies that are included in the Underlying Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The Emerging Global Shares INDXX Brazil Infrastructure Index Fund had a net asset value (“NAV”) total return of 2.75% since its inception date of February 24, 2010. The Fund does not have a long enough history to calculate performance for the quarter or full year ended March 31, 2010. Overall, the Brazilian economy has rebounded well from the global collapse. In fact, its equity markets have rebounded from the market bottoms of late 2008/early 2009 better than most other indices throughout the globe. Unlike most other countries, Brazil has come very close to reaching its previous highs (May 2008) having seen recent peaks in January 2010 and the end of Q1 2010. As this is an election year in Brazil and given drastic underspending in infrastructure, investors are finding this country theme to be very enticing.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

12   EGA Emerging Global Shares Trust

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

Performance as of 3/31/2010

	Cumulative Return[1]
	Fund Net Asset Value	Fund Market Price	INDXX Brazil Infrastructure Index	Gross Expense Ratio	Net Expense Ratio[3]

Since Inception[2]	2.75%	6.15%	6.30%	5.67%	0.85%

1	Returns of less than one year are not annualized.
2	February 24, 2010.
3	This agreement will remain in effect and will be contractually binding for at least one year from the date of the Prospectus.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This fund is new and has limited operating history. Market price returns are based on the midpoint of the bid/ask spread as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Growth of $10,000 Investment

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust   13

Shareholder Expense Examples (Unaudited)

As a shareholder of EGA Emerging Global Shares Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period ended March 31, 2010.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 3/31/2010” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14   EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value	Ending Account Value 3/31/2010	Annualized Expense Ratios for the Period*	Expenses Paid Through 3/31/2010

Emerging Global Shares Dow Jones Emerging Markets
Titans Composite Index Fund
Actual	$1,000.00	$1,086.00	0.75%	$3.90	**
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	0.75%	$3.78	**

Emerging Global Shares Dow Jones Emerging Markets
Energy Titans Index Fund
Actual	$1,000.00	$1,108.26	0.85%	$4.47	**
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28	**

Emerging Global Shares Dow Jones Emerging Markets
Metals & Mining Titans Index Fund
Actual	$1,000.00	$1,177.53	0.85%	$4.61	**
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28	**

Emerging Global Shares Dow Jones Emerging Markets
Financials Titans Index Fund
Actual	$1,000.00	$1,117.60	0.85%	$4.49	**
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28	**

Emerging Global Shares INDXX
China Infrastructure Index Fund[1]
Actual	$1,000.00	$1,034.30	0.85%	$1.02	†
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28	**

Emerging Global Shares INDXX
Brazil Infrastructure Index Fund[2]
Actual	$1,000.00	$1,027.50	0.85%	$0.85	††
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28	**

*	Expense ratios reflect expense caps through the period ended March 31, 2010.
**	Expenses are calculated using each Fund's annualized expense ratio, multiplied by the ending account value for the period, multiplied by 182/365 (to reflect the six-month period).
†	Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending account value for the period, multiplied by 43/365 (to reflect commencement of operations).
††	Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending account value for the period, multiplied by 36/365 (to reflect commencement of operations).
1	Emerging Global Shares INDXX China Infrastructure Index Fund commenced operations on February 17, 2010.
2	Emerging Global Shares INDXX Brazil Infrastructure Index Fund commenced operations on February 24, 2010.

EGA Emerging Global Shares Trust   15

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the midpoint of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund
July 22, 2009–March 31, 2010
	0–24.9	64	36.4%	23	13.1%
	25–49.9	43	24.4%	4	2.3%
	50–74.9	31	17.6%	2	1.1%
	75–100	5	2.8%	0	0.0%
	>100	4	2.3%	0	0.0%

Total		147	83.5%	29	16.5%

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund
May 21, 2009–March 31, 2010
	0–24.9	70	32.1%	36	16.5%
	25–49.9	63	28.9%	12	5.5%
	50–74.9	20	9.2%	5	2.3%
	75–100	8	3.6%	2	0.9%
	>100	1	0.5%	1	0.5%

Total		162	74.3%	56	25.7%

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund
May 21, 2009–March 31, 2010
	0–24.9	57	26.1%	28	12.9%
	25–49.9	53	24.3%	16	7.3%
	50–74.9	34	15.6%	4	1.8%
	75–100	15	6.9%	0	0.0%
	>100	10	4.6%	1	0.5%

Total		169	77.5%	49	22.5%

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund
September 16, 2009–March 31, 2010
	0–24.9	38	28.0%	23	16.9%
	25–49.9	39	28.7%	8	5.9%
	50–74.9	19	14.0%	2	1.5%
	75–100	4	2.9%	1	0.7%
	>100	1	0.7%	1	0.7%

Total		101	74.3%	35	25.7%

16   EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

Emerging Global Shares INDXX
China Infrastructure Index Fund
February 17, 2010–March 31, 2010
	0–24.9	24	77.4%	3	9.7%
	25–49.9	4	12.9%	0	0.0%
	50–74.9	0	0.0%	0	0.0%
	75–100	0	0.0%	0	0.0%
	>100	0	0.0%	0	0.0%

Total		28	90.3%	3	9.7%

Emerging Global Shares INDXX
Brazil Infrastructure Index Fund
February 24, 2010–March 31, 2010
	0–24.9	0	0.0%	0	0.0%
	25–49.9	5	19.2%	0	0.0%
	50–74.9	18	69.2%	0	0.0%
	75–100	3	11.6%	0	0.0%
	>100	0	0.0%	0	0.0%

Total		26	100.0%	0	0.0%

Each line in the table shows the number of trading days in which the Fund traded within the premium/ discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

EGA Emerging Global Shares Trust   17

Schedule of Investments
EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND
March 31, 2010

Investments	Shares	Value

COMMON STOCKS—76.5%
Brazil—2.3%
BRF - Brasil Foods SA*	8,000	$215,476
Centrais Eletricas Brasileiras SA*	6,500	95,786
Companhia Siderurgica Nacional SA*	18,200	361,410
Diagnosticos da America SA*	6,100	52,944

Total Brazil		725,616

Chile—0.8%
Empresa Nacional de Electricidad SA ADR	2,829	132,934
Empresas Copec SA	232	3,471
Enersis SA ADR	6,383	127,596

Total Chile		264,001

China—22.9%
Baidu, Inc. ADR*	381	227,457
Bank of China, Ltd. Class H	1,416,930	755,482
China Communications
Construction Co., Ltd. Class H	104,000	98,178
China Construction Bank Corp. Class H	1,324,350	1,084,764
China Cosco Holdings Co., Ltd. Class H	136,500	180,718
China Life Insurance Co., Ltd. Class H	182,000	871,946
China Petroleum & Chemical Corp. Class H	666,080	545,580
China Railway Group, Ltd. Class H*	104,000	75,006
China Shenhua Energy Co., Ltd. Class H	84,500	365,111
China Telecom Corp., Ltd. Class H	338,000	166,721
Ctrip.com International, Ltd. ADR*	3,094	121,285
Dongfeng Motor Group Co., Ltd. Class H	58,000	94,268
Industrial and Commercial Bank of
China, Ltd. Class H	2,430,980	1,853,438
Mindray Medical International, Ltd. ADR	2,039	74,260
NetEase.com, Inc. ADR*	1,411	50,048
PetroChina Co., Ltd. Class H	520,000	608,085
Sina Corp. ADR*	1,295	48,809
Sohu.com, Inc.*	779	42,533

Total China		7,263,689

Czech Republic—0.5%
CEZ AS	3,449	163,092

Egypt—0.3%
Orascom Construction Industries	2,086	99,981

Hungary—0.2%
Richter Gedeon Nyrt.	327	70,764

India—12.5%
Dr. Reddy’s Laboratories, Ltd. ADR	2,354	66,453
ICICI Bank, Ltd. ADR	8,781	374,949
Infosys Technologies, Ltd. ADR	19,448	1,144,515
Larsen & Toubro, Ltd. GDR	17,893	648,442
Ranbaxy Laboratories, Ltd. GDR*	3,990	42,334
Reliance Industries, Ltd. GDR 144A	32,966	1,588,961
Wipro, Ltd. ADR	4,309	100,443

Total India		3,966,097

Indonesia—2.0%
Astra International Tbk PT	52,000	239,442
Perusahaan Gas Negara PT	299,000	139,651
Telekomunikasi Indonesia Tbk PT	273,000	241,513

Total Indonesia		620,606

Malaysia—2.2%
Genting Berhad	57,300	115,935
Genting Malaysia Berhad	75,300	66,251
IOI Corp. Berhad	151,193	249,825
Sime Darby Berhad	57,200	152,732
Tenaga Nasional Berhad	44,300	108,917

Total Malaysia		693,660

Mexico—8.6%
America Movil SAB de CV Series L	388,000	980,605
Carso Global Telecom SAB de CV*	81,800	418,981
Cemex SAB de CV Series CPO*	196,100	201,903
Fomento Economico Mexicano SAB de CV Series UB	55,900	266,727
Grupo Bimbo SAB de CV Series A	15,600	139,733
Grupo Televisa SA Series CPO	62,400	264,480
Telefonos de Mexico SAB de CV Series L	136,900	107,518
Wal-Mart de Mexico SAB de CV Series V	68,800	353,622

Total Mexico		2,733,569

Poland—0.1%
Asseco Poland SA	1,492	29,703

Russia—13.8%
Gazprom OAO ADR	72,778	1,697,911
Lukoil OAO ADR	9,839	557,871
Mining and Metallurgical Company
Norilsk Nickel JSC ADR*	22,596	415,992
Mobile TeleSystems ADR	4,301	238,706
Polyus Gold ADR	5,172	133,179
Rosneft Oil Co. GDR	62,583	496,283
Surgutneftegaz ADR	83,612	828,595

Total Russia		4,368,537

South Africa—10.3%
AngloGold Ashanti, Ltd.	8,549	323,558
Aspen Pharmacare Holdings, Ltd.*	7,742	83,862
Bidvest Group, Ltd.*	7,610	141,186
Gold Fields, Ltd.	16,834	211,343
Impala Platinum Holdings, Ltd.	22,569	657,653
MTN Group, Ltd.	25,959	395,892
Naspers, Ltd. N Shares	6,715	289,394
Netcare, Ltd.*	29,980	53,886
Remgro, Ltd.	10,615	141,650
Sasol, Ltd.	10,997	453,315
Standard Bank Group, Ltd.	28,549	445,498
Tiger Brands, Ltd.*	3,501	87,430

Total South Africa		3,284,667

TOTAL COMMON STOCKS (Cost $23,221,088)		24,283,982

PREFERRED STOCKS—23.0%
Brazil—23.0%
Banco Bradesco SA	43,380	791,423
Companhia de Bebidas das Americas	3,900	357,090
Companhia Energetica de Minas Gerais	9,100	149,959
Gerdau SA*	15,600	253,138
Itausa - Investimentos Itau SA	110,700	755,492
Itau Unibanco Holding SA	73,090	1,594,735
Net Servicos de Comunicacao SA*	5,400	69,592
Petroleo Brasileiro SA	76,500	1,510,539
Tele Norte Leste Participacoes SA	6,500	114,579
Ultrapar Participacoes SA	2,800	133,309
Usinas Siderurgicas de Minas Gerais SA Class A	6,500	223,004
Vale SA Class A	49,330	1,364,059

TOTAL PREFERRED STOCKS (Cost $6,925,634)		7,316,919

TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost $30,146,722)		31,600,901
Other Assets in Excess of Liabilities—0.5%		154,341

Net Assets—100.0%		$31,755,242

*	Non–income producing security.
ADR	American Depositary Receipts.
GDR	Global Depositary Receipts.
144A

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The accompanying notes are an integral part of these financial statements.

18   EGA Emerging Global Shares Trust

Schedule of Investments
EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND
March 31, 2010

Investments	Shares	Value

COMMON STOCKS—93.3%
Argentina—0.6%
Petrobras Energia SA Class B	34,697	$57,280

Chile—2.4%
Empresas Copec SA	15,260	228,282

China—14.4%
China Oilfield Services, Ltd. Class H	100,555	147,633
China Petroleum & Chemical Corp. Class H	544,066	445,640
PetroChina Co., Ltd. Class H	453,460	530,274
Suntech Power Holdings Co., Ltd. ADR*	18,523	259,693

Total China		1,383,240

Colombia—4.2%
Ecopetrol SA ADR	14,310	405,402

Hungary—4.4%
MOL Hungarian Oil And Gas Nyrt.*	4,115	421,152

India—9.5%
Reliance Industries, Ltd. GDR 144A	19,014	916,475

Poland—6.5%
Polski Koncern Naftowy Orlen SA*	29,056	395,140
Polskie Gornictwo Naftowe I Gazownictwo SA	177,777	228,055

Total Poland		623,195

Russia—34.1%
Gazprom OAO ADR	30,272	706,246
Lukoil OAO ADR	8,973	508,769
NovaTek OAO GDR	6,086	443,061
Rosneft Oil Co. GDR	51,206	406,064
Surgutneftegaz ADR	81,628	808,932
Tatneft ADR	13,070	409,091

Total Russia		3,282,163

South Africa—4.5%
Sasol, Ltd.	10,413	429,241

Thailand—10.6%
PTT Aromatics & Refining PCL	143,828	127,882
PTT Exploration and Production PCL	69,465	319,021
PTT PCL	49,889	404,234
Thai Oil PCL	107,946	166,918

Total Thailand		1,018,055

Turkey—2.1%
Tupras-Turkiye Petrol Rafinerileri AS	8,930	202,395

TOTAL COMMON STOCKS (Cost $7,918,309)		8,966,880

PREFERRED STOCK—6.9%
Brazil—6.9%
Petroleo Brasileiro SA
(Cost $601,385)	33,630	664,045

TOTAL INVESTMENTS IN SECURITIES—100.2%
(Cost $8,519,694)		9,630,925
Liabilities in Excess of Other Assets—(0.2)%		(23,704)

Net Assets—100.0%		$9,607,221

*	Non–income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts.
144A

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   19

Schedule of Investments
EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND
March 31, 2010

Investments	Shares	Value

COMMON STOCKS—79.3%
Brazil—5.8%
Companhia Siderurgica Nacional SA*	80,780	$1,604,103

China—19.4%
Aluminum Corp of China, Ltd. Class H*	717,264	740,847
Angang Steel Co., Ltd. Class H	233,242	427,752
China Coal Energy Co. Class H	632,267	986,912
China Shenhua Energy Co., Ltd. Class H	367,519	1,587,990
Jiangxi Copper Co., Ltd. Class H	268,641	606,844
Yanzhou Coal Mining Co., Ltd. Class H	417,920	1,005,415

Total China		5,355,760

India—4.2%
Sterlite Industries, Ltd. ADR	62,984	1,172,132

Indonesia—3.6%
Bumi Resources Tbk PT	3,969,590	981,546

Mexico—5.8%
Grupo Mexico SAB de CV Series B	596,725	1,609,309

Russia—16.1%
Mining and Metallurgical Company Norilsk
Nickel JSC ADR*	120,780	2,223,560
Novolipetsk Steel GDR*	19,951	691,302
Polyus Gold ADR	35,993	926,820
Severstal GDR*	41,889	609,904

Total Russia		4,451,586

South Africa—23.2%
Anglo Platinum, Ltd.*	14,307	1,441,619
AngloGold Ashanti, Ltd.	33,389	1,263,690
ArcelorMittal South Africa, Ltd.*	61,538	775,599
Gold Fields, Ltd.	69,959	878,304
Impala Platinum Holdings, Ltd.	70,223	2,046,272

Total South Africa		6,405,484

Turkey—1.2%
Eregli Demir ve Celik Fabrikalari TAS*	113,774	340,829

TOTAL COMMON STOCKS (Cost $19,490,578)		21,920,749

PREFERRED STOCKS—20.7%
Brazil—20.7%
Gerdau SA*	71,140	1,154,376
Metalurgica Gerdau SA*	36,519	737,665
Usinas Siderurgicas de Minas Gerais SA Class A*	40,604	1,393,054
Vale SA Class A	88,299	2,441,617

TOTAL PREFERRED STOCKS (Cost $4,658,229)		5,726,712

TOTAL INVESTMENTS IN SECURITIES—100.0%
(Cost $24,148,807)		27,647,461
Liabilities in Excess of Other Assets—(0.0)%†		(7,318)

Net Assets—100.0%		$27,640,143

*	Non–income producing security.
†	Less than (0.05)%
ADR	American Depositary Receipts.
GDR	Global Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

20   EGA Emerging Global Shares Trust

Schedule of Investments
EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND
March 31, 2010

Investments	Shares	Value

COMMON STOCKS—86.8%
Brazil—3.0%
Banco do Brasil SA	12,300	$204,966

China—36.5%
Bank of China, Ltd. Class H	707,890	377,434
Bank of Communications Co., Ltd. Class H	102,000	121,511
China Construction Bank Corp. Class H	555,100	454,678
China Life Insurance Co., Ltd. Class H	99,960	478,899
China Merchants Bank Co., Ltd. Class H	76,275	206,289
Industrial & Commercial Bank of China, Ltd. Class H	838,240	639,096
Ping An Insurance Group Co. of China, Ltd. Class H	25,500	219,706

Total China		2,497,613

Hungary—3.0%
OTP Bank Nyrt.*	5,917	207,011

India—13.7%
ICICI Bank, Ltd. ADR	15,025	641,568
State Bank of India GDR	3,128	294,032

Total India		935,600

Malaysia—6.5%
CIMB Group Holdings Berhad	44,200	190,513
Malayan Banking Berhad	54,700	125,263
Public Bank Berhad	35,920	128,177

Total Malaysia		443,953

Poland—4.8%
Bank Pekao SA	2,181	126,896
Powszechna Kasa Oszczednosci Bank Polski SA	14,549	203,719

Total Poland		330,615

South Africa—12.7%
ABSA Group, Ltd.	10,828	209,809
FirstRand, Ltd.	47,749	131,337
Sanlam, Ltd.	72,685	246,145
Standard Bank Group, Ltd.	18,269	285,082

Total South Africa		872,373

Turkey—6.6%
Akbank TAS	15,409	99,204
Turkiye Garanti Bankasi AS	47,394	221,060
Turkiye Is Bankasi Class C	28,746	93,289
Turkiye Is Bankasi *	13,257	41,456

Total Turkey		455,009

TOTAL COMMON STOCKS (Cost $5,398,550)		5,947,140

PREFERRED STOCKS—13.3%
Brazil—13.3%
Banco Bradesco SA	24,480	446,612
Itausa - Investimentos Itau SA	24,490	167,136
Itau Unibanco Holding SA	13,610	296,954

TOTAL PREFERRED STOCKS (Cost $806,317)		910,702

TOTAL INVESTMENTS IN SECURITIES—100.1%
(Cost $6,204,867)		6,857,842
Liabilities in Excess of Other Assets—(0.1)%		(5,752)

Net Assets—100.0%		$6,852,090

*	Non–income producing security.
ADR	American Depositary Receipts.
GDR	Global Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   21

Schedule of Investments
EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND
March 31, 2010

Investments	Shares	Value

COMMON STOCKS—98.9%
Construction & Engineering—13.6%
China Communications Construction Co., Ltd.
Class H	296,000	$279,429
China Railway Construction Corp., Ltd. Class H	241,000	297,033
China Railway Group, Ltd. Class H*	374,000	269,734

Total Construction & Engineering		846,196

Construction Materials—5.7%
China National Building Material Co., Ltd. Class H	127,600	247,158
China Shanshui Cement Group	198,000	110,670

Total Construction Materials		357,828

Diversified Telecommunication Services—7.4%
China Communication Services Corp., Ltd. Class H	300,000	150,682
China Telecom Corp., Ltd. Class H	627,600	309,569

Total Diversified Telecommunication Services		460,251

Electrical Equipment—13.8%
China High Speed Transmission Equipment
Group Co., Ltd.	102,000	225,420
Shanghai Electric Group Co. Ltd. Class H	360,000	175,255
Suntech Power Holdings Co., Ltd. ADR*	20,578	288,504
Yingli Green Energy Holding Co., Ltd. ADR*	13,732	174,946

Total Electrical Equipment		864,125

Independent Power Producers & Energy Traders—8.1%
Datang International Power
Generation Co., Ltd. Class H	520,000	235,734
Huaneng Power International, Inc. Class H	460,000	267,184

Total Independent Power Producers & Energy Traders		502,918

Machinery—1.7%
China National Materials Co., Ltd. Class H	162,000	107,865

Metals & Mining—21.2%
Aluminum Corp. of China, Ltd. Class H*	288,000	$297,469
Angang Steel Co., Ltd. Class H	132,000	242,080
China Molybdenum Co., Ltd. Class H	150,000	125,568
Fosun International	175,000	139,960
Hidili Industry International Development, Ltd.*	114,000	124,061
Hunan Non-Ferrous Metal Corp., Ltd. Class H*	204,000	82,496
Jiangxi Copper Co., Ltd. Class H	138,000	311,734

Total Metals & Mining		1,323,368

Real Estate Management & Development—22.7%
Agile Property Holdings, Ltd.	226,400	309,071
Country Garden Holdings Co.	607,500	218,286
E-House China Holdings, Ltd. ADS*	4,822	91,763
Guangzhou R&F Properties Co., Ltd. Class H	157,200	257,522
Renhe Commercial Holdings	664,000	153,927
Shui On Land, Ltd.	428,000	218,831
Soho China, Ltd.	290,000	164,333

Total Real Estate Management & Development		1,413,733

Transportation Infrastructure—4.7%
Beijing Capital International Airport Co., Ltd. Class H*	240,000	143,418
Jiangsu Expressway Co., Ltd. Class H	156,000	147,266

Total Transportation Infrastructure		290,684

TOTAL INVESTMENTS IN SECURITIES—98.9%
(Cost $6,013,193)		6,166,968
Other Assets in Excess of Liabilities—1.1%		67,985

Net Assets—100.0%		$6,234,953

*	Non–income producing security.
ADR	American Depositary Receipts.
ADS	American Depositary Shares.

The accompanying notes are an integral part of these financial statements.

22    EGA Emerging Global Shares Trust

Schedule of Investments
EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND
March 31, 2010

Investments	Shares	Value

COMMON STOCKS—68.5%
Aerospace & Defense—4.5%
Empresa Brasileira de Aeronautica SA*	86,700	$512,515

Air Freight & Logistics—0.4%
Log-in Logistica Intermodal SA	10,900	50,142

Construction Materials—1.4%
Magnesita Refratarios SA*	19,800	157,539

Electric Utilities—10.2%
Centrais Eletricas Brasileiras SA*	31,900	470,090
Companhia Energetica de Minas Gerais	25,200	324,760
CPFL Energia SA	17,600	351,961

Total Electric Utilities		1,146,811

Independent Power Producers & Energy Traders—3.9%
Tractebel Energia SA	39,500	439,332

Machinery—5.6%
Lupatech SA*	5,400	72,557
Weg SA	52,700	563,999

Total Machinery		636,556

Metals & Mining—16.9%
Companhia Siderurgica Nacional SA*	32,500	645,375
Gerdau SA	48,100	588,617
Vale SA	21,100	671,767

Total Metals & Mining		1,905,759

Real Estate Management & Development—1.6%
BR Malls Participacoes SA*	15,400	181,207

Road & Rail—1.4%
Localiza Rent a Car SA	15,400	161,360

Transportation Infrastructure—10.3%
Companhia de Concessoes Rodoviarias	28,700	625,395
LLX Logistica SA*	93,000	438,242
Obrascon Huarte Lain Brasil SA	4,400	100,983

Total Transportation Infrastructure		1,164,620

Water Utilities—4.8%
Companhia de Saneamento Basico
do Estado de Sao Paulo*	22,000	397,545
Companhia de Saneamento de Minas Gerais*	9,900	140,898

Total Water Utilities		538,443

Wireless Telecommunication Services—7.5%
Tim Participacoes SA*	78,800	308,630
Vivo Participacoes SA ADR	19,990	541,929

Total Wireless Telecommunication Services		850,559

TOTAL COMMON STOCKS (Cost $7,816,509)		7,744,843

PREFERRED STOCKS—31.1%
Diversified Telecommunication Services—9.4%
Brasil Telecom SA*	56,800	363,772
Telesp - Telecomunicacoes de Sao Paulo SA	12,100	261,906
Telemar Norte Leste SA Class A	15,400	435,328

Total Diversified Telecommunication Services		1,061,006

Gas Utilities—2.7%
Companhia de Gas de Sao Paulo Class A	15,400	310,554

Independent Power Producers & Energy Traders—7.7%
AES Tiete SA	43,400	472,252
CESP - Companhia Energetica de Sao Paulo Class B*	29,100	395,403

Total Independent Power Producers & Energy Traders		867,655

Machinery—1.3%
Randon SA Implementos e Participacoes	18,700	144,281

Media—4.9%
Net Servicos de Comunicacao SA*	42,800	551,577

Oil, Gas & Consumable Fuels—5.1%
Ultrapar Participacoes SA	12,100	576,084

TOTAL PREFERRED STOCKS (Cost $3,647,953)		3,511,157

RIGHTS—0.0%†
Gas Utilities—0.0%†
Companhia de Gas de Sao Paulo
(Cost $0)	89	57

TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost $11,464,462)		11,256,057
Other Assets in Excess of Liabilities—0.4%		46,679

Net Assets—100.0%		$11,302,736

*	Non–income producing security.
†	Less than 0.05%
ADR	American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   23

Statements of Assets and Liabilities
 EGA EMERGING GLOBAL SHARES TRUST
March 31, 2010

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	Emerging Global Shares INDXX China Infrastructure Index Fund	Emerging Global Shares INDXX Brazil Infrastructure Index Fund

ASSETS:
Cost of Investments:	$30,146,722	$8,519,694	$24,148,807	$6,204,867	$6,013,193	$11,464,462

Investments at value	31,600,901	9,630,925	27,647,461	6,857,842	6,166,968	11,256,057
Cash	89,422	—	—	32,727	44,928	—
Foreign cash*	117	—	1,577	1,621	—	—
Restricted foreign cash†*	—	24,483	—	—	—	—
Receivables:
Due from sub-adviser	72,975	8,887	26,631	—	23,058	23,681
Due from custodian (Note 9)	70,996	—	—	—	—	—
Dividend and interest	41,613	21,388	11,053	9,728	—	13,362
Prepaid organization expenses	20,497	10,905	10,905	23,528	19,018	19,430
Investment securities sold	—	—	109,634	—	—	45,649
Other assets	5,962	4,933	5,576	4,824	3,767	3,767

Total Assets	31,902,483	9,701,521	27,812,837	6,930,270	6,257,739	11,361,946

LIABILITIES:
Payables:
Investment securities purchased (Note 9)	70,996	—	—	—	—	—
Accrued investment advisory fees	13,530	4,413	12,774	3,113	1,421	991
Accrued sub-advisory fees	—	—	—	38,958	—	—
Due to custodian	—	42,831	105,829	—	—	37,343
Accrued expenses and other liabilities	62,715	47,056	54,091	36,109	21,365	20,876

Total Liabilities	147,241	94,300	172,694	78,180	22,786	59,210

NET ASSETS	$31,755,242	$9,607,221	$27,640,143	$6,852,090	$6,234,953	$11,302,736

NET ASSETS:
Paid-in capital	$30,436,841	$8,606,203	$24,267,306	$6,159,649	$6,081,314	$11,558,230
Accumulated net investment loss	(37,780)	(45,185)	(60,092)	(3,195)	(136)	(44,840)
Undistributed (accumulated) net realized gain (loss) on investments and foreign
currency transactions	(99,257)	(64,808)	(65,652)	42,577	—	(2,792)
Net unrealized appreciation
(depreciation) on investments
and on foreign currency translations	1,455,438	1,111,011	3,498,581	653,059	153,775	(207,862)

NET ASSETS	$31,755,242	$9,607,221	$27,640,143	$6,852,090	$6,234,953	$11,302,736

Outstanding beneficial interest
shares (unlimited shares of
beneficial interest authorized,
no par value)	652,500	200,000	450,000	150,000	300,000	550,000

Net asset value per share	$48.67	$48.04	$61.42	$45.68	$20.78	$20.55

* Cost of foreign cash:	$122	$21,963	$1,574	$1,618	$ —	$ —

†* Restricted foreign cash represents deposits being held by custodian as collateral for Argentine currency contracts.

The accompanying notes are an integral part of these financial statements.

24   EGA Emerging Global Shares Trust

Statements of Operations
EGA EMERGING GLOBAL SHARES TRUST

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	Emerging Global Shares INDXX China Infrastructure Index Fund	Emerging Global Shares INDXX Brazil Infrastructure Index Fund

	For the Period	For the Period	For the Period	For the Period	For the Period	For the Period
	July 22, 2009[1]	May 21, 2009[1]	May 21, 2009[1]	September 16, 2009[1]	February 17, 2010[1]	February 24, 2010[1]
	Through	Through	Through	Through	Through	Through
	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010

INVESTMENT INCOME:
Dividend income*	$143,719	$84,357	$77,248	$41,176	$—	$16,582

EXPENSES:
Investment advisory fees	107,823	94,176	114,749	26,727	2,840	1,982
Sub-Advisory fees	84,640	53,592	83,382	23,100	4,237	5,805
Organization and offering fees	45,711	67,138	67,138	27,287	2,473	2,061
Legal fees	24,500	22,900	26,494	6,820	512	357
Custody fees	24,300	10,190	5,391	3,664	1,690	1,087
Licensing fees	23,665	35,701	37,318	10,905	510	692
Administration and accounting fees	18,750	27,084	27,084	10,416	—	—
Shareholder reporting fees	15,100	10,500	15,500	5,505	553	387
Audit and tax fees	13,000	13,000	13,000	13,000	13,000	13,000
Transfer agent fees	9,000	11,000	11,000	7,000	2,000	2,000
Pricing fees	7,879	11,074	10,902	8,101	2,140	2,140
Exchange listing fees	4,643	4,583	4,866	3,503	8,089	7,993
Insurance fees	4,376	8,656	8,159	1,256	833	833
Trustees’ fees and expenses	3,700	2,360	3,013	1,428	128	380
Miscellaneous fees	—	—	255	—	—	—

Total expenses before reimbursements/waivers	387,087	371,954	428,251	148,712	39,005	38,717

Less: Reimbursements/waivers
of expenses from sub-adviser	(302,447)	(318,362)	(344,869)	(125,612)	(34,768)	(32,912)

Net expenses	84,640	53,592	83,382	23,100	4,237	5,805

Net investment income (loss)	59,079	30,765	(6,134)	18,076	(4,237)	10,777

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investments	(99,257)	(40,976)	(65,652)	43,831	3,967	(2,792)
Foreign currency transactions	(56,630)	(57,930)	(2,067)	(13,775)	(136)	(55,617)
Net increase from payments by
affiliates and net losses
realized on trading error
(Note 8)	—	(23,832)	—	—	—	—

Net realized gain (loss)	(155,887)	(122,738)	(67,719)	30,056	3,831	(58,409)

Net unrealized appreciation (depreciation) on:
Investments	1,454,179	1,111,231	3,498,654	652,975	153,775	(208,405)
Foreign currency translations	1,259	(220)	(73)	84	—	543

Net unrealized appreciation (depreciation)	1,455,438	1,111,011	3,498,581	653,059	153,775	(207,862)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	1,299,551	988,273	3,430,862	683,115	157,606	(266,271)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$1,358,630	$1,019,038	$3,424,728	$701,191	$153,369	$(255,494)

* Net of foreign taxes withheld of:	$2,372	$6,348	$2,174	$796	$ —	$ —
1 Commencement of operations.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   25

Statements of Changes in Net Assets
EGA EMERGING GLOBAL SHARES TRUST

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	Emerging Global Shares INDXX China Infrastructure Index Fund	Emerging Global Shares INDXX Brazil Infrastructure Index Fund

	For the Period	For the Period	For the Period	For the Period	For the Period	For the Period
	July 22, 2009[1]	May 21, 2009[1]	May 21, 2009[1]	September 16, 2009[1]	February 17, 2010[1]	February 24, 2010[1]
	Through	Through	Through	Through	Through	Through
	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,079	$30,765	$(6,134)	$18,076	$(4,237)	$10,777
Net realized gain (loss) on investments
and foreign currency transactions	(155,887)	(122,738)	(67,719)	30,056	3,831	(58,409)
Net unrealized appreciation (depreciation)
on investments and forward currency
translations	1,455,438	1,111,011	3,498,581	653,059	153,775	(207,862)

Net increase (decrease) in net assets
resulting from operations	1,358,630	1,019,038	3,424,728	701,191	153,369	(255,494)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(45,229)	(21,996)	(56,190)	(13,750)	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	30,341,841	8,610,179	24,271,605	6,164,649	6,081,584	11,558,230

Net Increase in Net Assets	31,655,242	9,607,221	27,640,143	6,852,090	6,234,953	11,302,736

NET ASSETS:
Beginning of period	100,000	—	—	—	—	—

End of period	$31,755,242	$9,607,221	$27,640,143	$6,852,090	$6,234,953	$11,302,736

Accumulated net investment loss included
in net assets at end of period	$(37,780)	$(45,185)	$(60,092)	$(3,195)	$(136)	$(44,840)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	2,500	—	—	—	—	—
Shares sold	650,000	200,000	450,000	150,000	300,000	550,000

Shares outstanding, end of period	652,500	200,000	450,000	150,000	300,000	550,000

1 Commencement of operations.

The accompanying notes are an integral part of these financial statements.

26   EGA Emerging Global Shares Trust

Financial Highlights
EGA EMERGING GLOBAL SHARES TRUST
For a share outstanding throughout each period

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	Emerging Global Shares INDXX China Infrastructure Index Fund	Emerging Global Shares INDXX Brazil Infrastructure Index Fund

	For the Period	For the Period	For the Period	For the Period	For the Period	For the Period
	July 22, 2009[1]	May 21, 2009[1]	May 21, 2009[1]	September 16, 2009[1]	February 17, 2010[1]	February 24, 2010[1]
	Through	Through	Through	Through	Through	Through
	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010

Net asset value, beginning of period	$40.00	$40.97	$41.19	$40.24	$20.09	$20.00

Investment operations:
Net investment income(loss)[2]	0.17	0.18	(0.03)	0.16	(0.02)	0.03
Net realized and unrealized gain on
investments and foreign currency
transactions	8.61	7.00	20.48	5.42	0.71	0.52 [7]

Total from investment operations	8.78	7.18	20.45	5.58	0.69	0.55

Less: Distributions from net nvestment income	(0.11)	(0.11)	(0.22)	(0.14)	—	—

Net asset value, end of period	$48.67	$48.04	$61.42	$45.68	$20.78	$20.55

NET ASSET VALUE TOTAL RETURN[3]	21.96%	17.53%[4]	49.69%	13.87%	3.43%	2.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$31,755	$9,607	$27,640	$6,852	$6,235	$11,303
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers[5]	0.75%	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses, prior to expense
reimbursements/waivers[5]	3.43%	5.90%	4.37%	5.47%	7.82%	5.67%
Net investment income (loss)[5]	0.52%	0.49%	(0.06)%	0.67%	(0.85)%	1.58%

Portfolio turnover rate[6]	6%	49%	17%	12%	1%	1%

1	Commencement of operations.
2	Based on average shares outstanding.
3

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

4

For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a realized investment loss on a trading error. Excluding these items, total return would have been 17.88%.

5	Annualized.
6	Not annualized.
7

The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 9).

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   27

Notes to Financial Statements
March 31, 2010

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of eighteen separate non-diversified series. As of the date of this report, only the following funds (each a “Fund” and collectively the “Funds”) are being publicly offered:

Funds	Commencement of Operations

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund (“Composite Fund”)	July 22, 2009

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund (“Energy Fund”)	May 21, 2009

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund (“Metals & Mining Fund”)	May 21, 2009

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund (“Financials Fund”)	September 16, 2009

Emerging Global Shares INDXX China Infrastructure Index Fund (“China Infrastructure Fund”)	February 17, 2010

Emerging Global Shares INDXX Brazil Infrastructure Index Fund (“Brazil Infrastructure Fund”)	February 24, 2010

The Composite Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Composite Titans 100 Index. The Dow Jones Emerging Markets Composite Titans 100 Index is a stock market index comprised of a representative sample of 100 emerging markets companies that Dow Jones Indices deem to be the 10 leading companies in each of the 10 industrial sectors, as defined by the Industry Classification Benchmark system (“ICB”), across the developing world.

The Energy Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans Index. The Dow Jones Emerging Markets Oil and Gas Titans Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be part of the Oil and Gas sector of the global economy, which also includes alternative energy sources other than oil and gas.

The Metals & Mining Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans Index. The Dow Jones Emerging Markets Metals & Mining Titans Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be in the Metals & Mining sector of the global economy. The Metals & Mining sector is a sub-sector of the Basic Materials industry, as defined by ICB.

The Financials Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans Index. The Dow Jones Emerging Markets Financials Titans Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be part of the Financials sector of the global economy.

The China Infrastructure Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index, by investing in Chinese mid cap infrastructure companies that are included in the INDXX China Infrastructure Index, which are generally defined as companies that are domiciled in China and that have a market capitalization of at least $200 million at the time of purchase. The INDXX China Infrastructure Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s Infrastructure sectors.

The Brazil Infrastructure Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index, by investing in Brazilian mid cap infrastructure companies that are included in the INDXX Brazil Infrastructure Index, which are generally defined as companies that are domiciled in Brazil and that have a market capitalization of at least $200 million at the time of purchase. The INDXX Brazil Infrastructure Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s Infrastructure sectors.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds.

28    EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
March 31, 2010

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of a Fund is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Equity securities (including American Depositary Receipts and Global Depositary Receipts) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believe accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds. Use of a rate different from the rate used by Dow Jones Indices or INDXX Indices may adversely affect a Fund’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.

Federal Income Taxes

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually, and will

EGA Emerging Global Shares Trust   29

Notes to Financial Statements (continued)
March 31, 2010

also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the Fund will pay the applicable tax. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Distributions to shareholders are recorded on the ex-dividend date.

The Funds are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the Funds and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the Funds to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2010, the Funds have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund in the Trust.

Organizational and Offering Expenses

Costs incurred in connection with the initial offering of the Funds are being amortized over a 12-month period.

3. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc. (“the Distributor”) serves as the distributor of Creation Units for the Funds pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the periods ended March 31, 2010, no fees were paid by the Funds under the Plan, and there are no current plans to impose these fees.

4. FEDERAL INCOME TAX MATTERS

At March 31, 2010, the federal tax cost of investments and net unrealized appreciation/(depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Composite Fund	$30,313,690	$1,743,702	$(456,491)	$1,287,211

Energy Fund	8,549,143	1,153,004	(71,222)	1,081,782

Metals & Mining Fund	24,178,517	3,784,089	(315,145)	3,468,944

Financials Fund	6,284,385	574,986	(1,529)	573,457

China Infrastructure Fund	6,013,193	218,272	(64,497)	153,775

Brazil Infrastructure Fund	11,464,462	144,979	(353,384)	(208,405)

30   EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
March 31, 2010

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, expensing of organization costs and deferral of post-October losses. At March 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)

Composite Fund	$ 63,856	$ (33,925)	$ 1,288,470	$ 1,318,401

Energy Fund	14,117	(94,662)	1,081,563	1,001,018

Metals & Mining Fund	—	(96,034)	3,468,871	3,372,837

Financials Fund	135,515	(16,615)	573,541	692,441

China Infrastructure Fund	—	(136)	153,775	153,639

Brazil Infrastructure Fund	—	(46,809)	(208,685)	(255,494)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, non-deductible organization costs and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

At March 31, 2010, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital

Composite Fund	$ (51,630)	$ 56,630	$ (5,000)

Energy Fund	(53,954)	57,930	(3,976)

Metals & Mining Fund	2,232	2,067	(4,299)

Financials Fund	(7,521)	12,521	(5,000)

China Infrastructure Fund	4,101	(3,831)	(270)

Brazil Infrastructure Fund	(55,617)	55,617	—

For the periods ended March 31, 2010, all of the distributions to shareholders were from ordinary income.

Certain net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the periods ended March 31, 2010, the Funds deferred to April 1, 2010 post October losses of:

Funds	Post October Currency Losses	Post October Capital Losses

Composite Fund	$ —	$ —

Energy Fund	—	29,448

Metals & Mining Fund	853	9,466

Financials Fund	—	—

China Infrastructure Fund	136	—

Brazil Infrastructure Fund	44,840	1,969

At March 31, 2010, the Funds listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Funds	Fiscal Year 2018

Composite Fund	$—

Energy Fund	35,360

Metals & Mining Fund	26,475

Financials Fund	—

China Infrastructure Fund	—

Brazil Infrastructure Fund	—

EGA Emerging Global Shares Trust   31

Notes to Financial Statements (continued)
March 31, 2010

5. FAIR VALUE MEASUREMENT

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following summarizes inputs used as of March 31, 2010 in valuing the Funds’ assets and liabilities carried at fair value:

	Quoted Prices in Active Market (Level 1)			Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Funds	Common Stock	Preferred Stock	Rights

Assets:

Composite Fund*	$ 24,283,982	$ 7,316,919	$ —	$ —	$ —	$ 31,600,901

Energy Fund*	8,966,880	664,045	—	—	—	9,630,925

Metals & Mining Fund*	21,920,749	5,726,712	—	—	—	27,647,461

Financials Fund*	5,947,140	910,702	—	—	—	6,857,842

China Infrastructure Fund**	6,166,968	—	—	—	—	6,166,968

Brazil Infrastructure Fund**	7,744,843	3,511,157	57	—	—	11,256,057

*	Please refer to the schedule of investments to view securities segregated by country.
**	Please refer to the schedule of investments to view securities segregated by industry type.

The Funds did not hold any Level 3 securities during the periods reported.

6. INVESTMENT TRANSACTIONS

During the periods ended March 31, 2010, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were:

Funds	Purchases	Sales

Composite Fund	$21,779,889	$1,043,215

Energy Fund	5,741,274	3,543,742

Metals & Mining Fund	10,662,364	2,012,943

Financials Fund	3,019,112	642,670

China Infrastructure Fund	2,033,842	72,322

Brazil Infrastructure Fund	10,943,510	54,644

For the periods ended March 31, 2010, the cost of in-kind transactions and proceeds from in-kind sales were as follows:

Funds	Purchases	Sales

Composite Fund	$9,398,616	$—

Energy Fund	6,432,838	—

Metals & Mining Fund	15,471,325	—

Financials Fund	3,774,963	—

China Infrastructure Fund	4,047,705	—

Brazil Infrastructure Fund	358,660	—

32    EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
March 31, 2010

7. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Adviser acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Funds. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust pays the Adviser an annual management fee consisting of the greater of $400,000 or 0.10% of each Fund’s average daily net assets, but not to exceed $1,000,000 per year. From time to time, the Adviser may waive all or a portion of its fee.

Emerging Global Advisors, LLC (“EGA”) serves as the sub-adviser to the Funds and provides investment advice and management services to the Funds. EGA supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for designating the Deposit Securities and for monitoring each Fund’s adherence to its investment mandate. For its investment sub-advisory services, EGA receives from the Funds an annual fee equal to 0.75% of the average daily net assets of Composite Fund and 0.85% of the average daily net assets of each of the other Funds.

The Trust and EGA have entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA has agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.75% for Composite Fund) at least until May 21, 2011 (January 26, 2011, for China Infrastructure Fund and Brazil Infrastructure Fund). Under this fee waiver and expense assumption agreement, EGA retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause a Fund to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

For the periods ended March 31, 2010, EGA reimbursed and/or waived the following fees, which are all available for recoupment until fiscal year ending March 31, 2013:

Funds	Fees Reimbursed/ Waived

Composite Fund	$302,447

Energy Fund	318,362

Metals & Mining Fund	344,869

Financials Fund	125,612

China Infrastructure Fund	34,768

Brazil Infrastructure Fund	32,912

The Bank of New York Mellon serves as the Funds’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provides a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS receives certain out of pocket costs, and fixed and asset-based fees, which are accrued daily and paid monthly by the Funds. Compensation for such services is included under the Advisory Agreement.

8. PAYMENTS BY AFFILIATES AND NET GAINS (LOSSES) REALIZED ON TRADING ERROR

As a result of a trade error by the Energy Fund’s former sub-adviser, the Energy Fund experienced an aggregate loss of $73,832, of which $25,000 was reimbursed by the former sub-adviser and $25,000 was reimbursed by EGA, resulting in a net loss to the Energy Fund of $23,832.

9. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem Shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Only “Authorized Participants” may purchase or redeem shares directly from a Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as

EGA Emerging Global Shares Trust   33

Notes to Financial Statements (concluded)
March 31, 2010

Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding Index and an amount of cash (except for the Brazil Infrastructure Fund, which are offered in Creation Units solely or partially for cash in U.S. dollars). Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” in the Statements of Assets and Liabilities.

10. TRUSTEES’ FEES

The Trust compensates each Trustee who is not an employee of the Adviser, EGA or their affiliates. The interested Trustees do not receive any compensation from the Trust for serving as Trustees.

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 31, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

12. SUBSEQUENT EVENTS

The Funds have adopted authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require disclosure.

34    EGA Emerging Global Shares Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of EGA Emerging Global Shares Trust

We have audited the accompanying statements of assets and liabilities of Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund, Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund, Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund, Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund, Emerging Global Shares INDXX China Infrastructure Index Fund and Emerging Global Shares INDXX Brazil Infrastructure Index Fund, each a series of shares of beneficial interest of EGA Emerging Global Shares Trust, including the schedules of investments, as of March 31, 2010, and the related statements of operations, changes in net assets and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund, Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund, Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund, Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund, Emerging Global Shares INDXX China Infrastructure Index Fund and Emerging Global Shares INDXX Brazil Infrastructure Index Fund as of March 31, 2010, and the results of their operations, changes in their net assets, and their financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 21, 2010

EGA Emerging Global Shares Trust    35

Board Approval of Investment Advisory and Sub-Advisory Agreements

A. Emerging Global Shares INDXX Index Funds

At a meeting held on November 12, 2009, the Board unanimously approved amendments to the Trust’s investment advisory agreement on behalf of each Emerging Global Shares INDXX Index Fund (each, an “INDXX Fund”) with ALPS and sub-advisory agreement with EGA. In considering the approval of the amendments to investment advisory agreement and the sub-advisory agreement, the Independent Trustees reviewed the materials provided for the meeting by ALPS and EGA, including: (i) a copy of the investment advisory agreement with ALPS and the amendment thereto to add the INDXX Funds; (ii) a copy of the sub-advisory agreement between the Trust and EGA and the amendment thereto to add the INDXX Funds; (iii) information describing the nature, quality, and extent of the services that ALPS will provide to the INDXX Funds, and the fees that ALPS will charge to the INDXX Funds; (iv) information describing the nature, quality, and extent of the services that EGA will provide to the INDXX Funds, and the fees that EGA will charge for such services; (v) information concerning business, operations and compliance program of ALPS; (vi) information concerning EGA’s business and operations, portfolio management team and compliance program (vii) a copy of the current Form ADV for each of ALPS and EGA; (viii) information describing each INDXX Fund’s anticipated operating expenses; and (x) memoranda from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Independent Trustees also considered presentations made by, and discussions held with, representatives of ALPS and EGA. In addition, the Independent Trustees received data compiled by Thomson Reuters comparing the proposed fee rate for advisory services to be charged to the Trust to fees paid by other exchange-traded funds with similar investment objectives and policies at various asset levels.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services to be provided to each INDXX Funds by ALPS and EGA; the personnel and operations of ALPS and EGA; each INDXX Fund’s proposed expense levels; the anticipated profitability, if any, to ALPS and EGA under the investment advisory agreement and sub-advisory agreement; any “fall-out” benefits to ALPS and EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); the effect of asset growth on each INDXX Fund’s expenses; and possible conflicts of interest. The Independent Trustees also considered the nature, quality, and extent of the non-advisory services to be provided to each INDXX Funds by EGA. In particular, the Independent Trustees considered and discussed the following with respect to each INDXX Funds:

1.   Investment Advisory Agreement with ALPS

     (a) The nature, extent, and quality of services to be provided to each INDXX Fund by ALPS. The Independent Trustees reviewed the services that ALPS would provide to each INDXX Fund. In connection with the investment advisory services to be provided to each INDXX Fund, the Independent Trustees noted the responsibilities that ALPS would have as the INDXX Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of each INDXX Fund’s securities portfolio, ultimate responsibility, subject to oversight by the Board, for oversight of the Trust’s sub-advisers, responsibility for daily monitoring of tracking error and quarterly reporting to the Board, and the implementation of Board directives as they relate to the INDXX Funds.

     The Independent Trustees reviewed ALPS’ experience, resources, and strengths in managing other ETFs, including the EMTI Funds. Based on their consideration and review of the foregoing information, the Independent Trustees determined that each INDXX Fund was likely to benefit from the nature, quality, and extent of these services, as well as ALPS’ ability to render such services based on its experience, operations, and resources.

     (b) Comparison of services provided and fees charged by ALPS and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by ALPS from the relationship with the INDXX Funds. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to other investment advisory contracts of ALPS, and to contracts of other investment advisers with respect to similar open-end registered investment companies, including the EMTI Funds. In particular, the Independent Trustees compared each INDXX Fund’s proposed advisory fees and projected expense ratios for its first year of operations to other investment companies considered to be in that Fund’s peer group. The Board acknowledged the difference in ALPS’ advisory fee for the INDXX Funds compared to other ETFs advised by ALPS arising from the different adviser and sub-adviser structure to be employed by the INDXX Funds and different services that ALPS would be providing to the INDXX Funds. It was noted that EGA is proposing to enter into an expense limitation agreement whereby EGA would agree to reimburse expenses and/or waive fees to keep the expenses of each INDXX Fund from exceeding 0.85% of average daily net assets for at least the first year of operations.

     After comparing each INDXX Fund’s proposed fees with those of other funds in the INDXX Funds’ peer group, and in light of the nature, quality, and extent of services proposed to be provided by ALPS and the costs expected to be incurred by ALPS in rendering those services, the Independent Trustees concluded that the level of fees proposed to be paid to ALPS with respect to each INDXX Fund were fair and reasonable.

     (c) ALPS’ profitability and the extent to which economies of scale would be realized as each INDXX Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees next discussed potential economies of scale. The Independent Trustees considered the anticipated costs and projected profitability of ALPS in connection with its serving as investment adviser to each INDXX Fund, including operational costs.

36    EGA Emerging Global Shares Trust

Board Approval of Investment Advisory and Sub-Advisory Agreements (continued)

     (d) Investment performance of ALPS. Because each INDXX Fund had not commenced operations, the Independent Trustees could not consider the investment performance of the INDXX Funds, but did take into account the investment performance of the EMTI Funds, for which ALPS serves as investment adviser.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by ALPS to each INDXX Fund, as well as the costs to be incurred and benefits to be gained by ALPS in providing such services. As a result, the Independent Trustees decided to recommend to the Board the approval of the amended investment advisory agreement with ALPS.

2.   Sub-Advisory Agreement with EGA

     (a) The nature, extent, and quality of services to be provided to each INDXX Fund by EGA. The Independent Trustees reviewed the services that EGA would provide to each INDXX Fund. In connection with the sub-advisory services to be provided to each INDXX Fund, the Independent Trustees noted the significant responsibilities that EGA would have as the INDXX Funds’ sub-adviser, including: the investment management program of each INDXX Fund; management of the day-to-day investment and reinvestment of the assets in each INDXX Fund; determining daily baskets of deposit securities and cash components; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and oversight of general portfolio compliance with relevant law.

     The Independent Trustees reviewed EGA’s experience, resources, strengths and its performance as a sub-adviser to the EMTI Funds. Based on their consideration and review of the foregoing information, the Independent Trustees determined that each INDXX Fund was likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

     (b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by EGA from the relationship with the INDXX Funds. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid for sub-advisory services to those of other investment advisers of similar ETFs. In particular, the Independent Trustees compared each INDXX Fund’s proposed advisory fees and projected expense ratios for the first year of operations to other ETFs considered to be in such INDXX Fund’s peer group, including the EMTI Funds. It was noted that the comparative fee data compiled by Thomson Reuters erroneously reflected the contractual sub-advisory fee for four of the INDXX Funds as 0.60% rather than 0.85%. The Board further noted that the INDXX Funds’ proposed management fees and expenses (after giving the proposed fee waiver and expense limitation arrangements) were at the top of the range of the INDXX Funds’ Peer Group. The Independent Trustees considered that each INDXX Fund’s investments were concentrated in emerging markets and the factors contributing to increased costs associated with managing those types of investments.

     The Independent Trustees considered the anticipated costs, including operational costs, and projected profitability of EGA in connection with its serving as sub-adviser to each INDXX Funds. The Independent Trustees noted EGA’s commitment initially to limit each INDXX Fund’s expenses through a contractual written fee waiver and expense reimbursement agreement with the Trust, including the circumstances in which the Trust would have to repay fees in excess of the expense cap that were borne by EGA. After comparing each INDXX Fund’s proposed fees with those of other funds in each INDXX Fund’s peer group, including the EMTI Funds, and in light of the nature, quality, and extent of services proposed to be provided by EGA and the costs expected to be incurred by EGA in rendering those services and capping the Funds’ expenses, the Independent Trustees concluded that the level of fees proposed to be paid to EGA with respect to each INDXX Funds were fair and reasonable.

     (c) EGA’s profitability and the extent to which economies of scale would be realized as each INDXX Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees considered the financial viability of EGA, including EGA’s capitalization and ability to maintain operations. The Independent Trustees then discussed potential economies of scale if the costs of managing the INDXX Funds decreased. The Independent Trustees noted that, because the INDXX Funds had not yet commenced operations, the eventual aggregate amount of assets was uncertain, and recognized the uncertainty in launching new investment products and estimating future asset levels.

     (d) Investment performance of EGA. Because the EMTI Funds had only recently commenced operations, the Independent Trustees considered EGA’s limited investment performance history. The Independent Trustees considered the factors that impact tracking error and EGA’s goal to keep index tracking error in the INDXX Funds to a minimum.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, such as the proposed fee waiver and expense limitation arrangements, the Independent Trustees concluded that the proposed sub-advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by EGA to each INDXX Fund, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Independent Trustees decided to recommend to the Board the approval of the amended sub-advisory agreement with EGA. In light of the foregoing, the Board, including a majority of the Independent Trustees, approved the appointment of ALPS as the investment adviser to the INDXX Funds, the approval of the amendment to the investment advisory agreement with ALPS, the appointment of EGA as sub-adviser to the INDXX Funds and approval of the amendment to the sub-advisory agreement with EGA.

EGA Emerging Global Shares Trust   37

Board Approval of Investment Advisory and Sub-Advisory Agreements (continued)

B. Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund

At a meeting held on March 2, 2009, the Board unanimously approved amendments to the Trust’s investment advisory agreement on behalf of the Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (the “New Fund”) with ALPS and sub-advisory agreement with EGA. In considering the approval of the amendments to investment advisory agreement and the sub-advisory agreement, the Independent Trustees reviewed the materials provided for the meeting by ALPS and EGA, including: (i) a copy of the investment advisory agreement with ALPS and the amendment thereto to add the New Fund; (ii) a copy of the sub-advisory agreement between the Trust and EGA and the amendment thereto to add the New Fund; (iii) information describing the nature, quality, and extent of the services that ALPS will provide to the New Fund, and the fees that ALPS will charge to the New Fund; (iv) information describing the nature, quality, and extent of the services that EGA will provide to the New Fund, and the fees that EGA will charge for such services; (v) information concerning business, operations and compliance program of ALPS; (vi) information concerning EGA’s business and operations, portfolio management team and compliance program (vii) a copy of the current Form ADV for each of ALPS and EGA; (viii) information describing the New Fund’s anticipated operating expenses; and (x) memoranda from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Independent Trustees received data compiled by Thomson Reuters comparing the proposed fee rate for advisory services to be charged to the Trust to fees paid by other ETFs with similar investment objectives and policies at various asset levels.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services to be provided to the New Fund by ALPS and EGA; the personnel and operations of ALPS and EGA; the New Fund’s proposed expense level; the anticipated profitability, if any, to ALPS and EGA under the investment advisory agreement and sub-advisory agreement; any “fall-out” benefits to ALPS and EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); the effect of asset growth on the New Fund’s expenses; and possible conflicts of interest. In particular, the Independent Trustees considered and discussed the following with respect to the New Fund:

1.   Investment Advisory Agreement with ALPS

     (a) The nature, extent, and quality of services to be provided to the New Fund by ALPS. The Independent Trustees reviewed the services that ALPS would provide to the New Fund. In connection with the investment advisory services to be provided to the New Fund, the Independent Trustees noted the responsibilities that ALPS would have as the New Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio, ultimate responsibility, subject to oversight by the Board, for oversight of the Trust’s sub-adviser, responsibility for daily monitoring of tracking error and quarterly reporting to the Board, and the implementation of Board directives as they relate to the New Fund.

     The Independent Trustees reviewed ALPS’ experience, resources, and strengths in managing other ETFs, including the Titans Funds. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Fund was likely to benefit from the nature, quality, and extent of these services, as well as ALPS’ ability to render such services based on its experience, operations, and resources.

     (b) Comparison of services provided and fees charged by ALPS and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by ALPS from the relationship with the New Fund. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to other investment advisory contracts of ALPS, and to contracts of other investment advisers with respect to similar open-end registered investment companies, including the Titans Funds. In particular, the Independent Trustees compared the New Fund’s proposed advisory fee and projected expense ratios for its first year of operations to other investment companies considered to be in the New Fund’s peer group by Thomson Reuters. EGA shared its view with respect to the data compiled by Thomson Reuters, including limitations of such information. It was noted that EGA is proposing to enter into an expense limitation agreement whereby EGA would agree to reimburse expenses and/or waive fees to keep the expenses of the New Fund from exceeding 0.85% of average daily net assets for at least the first year of operations.

     After comparing the New Fund’s proposed fee with those of other funds in the New Fund’s peer group, and in light of the nature, quality, and extent of services proposed to be provided by ALPS and the costs expected to be incurred by ALPS in rendering those services, the Independent Trustees concluded that the fee proposed to be paid to ALPS with respect to the New Fund was fair and reasonable.

     (c) ALPS’ profitability and the extent to which economies of scale would be realized as the New Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of ALPS in connection with its serving as investment adviser to the New Fund, including operational costs.

     (d) Investment performance of ALPS. Because the New Fund had not commenced operations, the Independent Trustees could not consider the investment performance of the New Fund, but did take into account the investment performance of the EMTI Funds, for which ALPS serves as investment adviser.

38    EGA Emerging Global Shares Trust

Board Approval of Investment Advisory and Sub-Advisory Agreements (concluded)

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by ALPS to the New Fund, as well as the costs to be incurred and benefits to be gained by ALPS in providing such services. As a result, the Independent Trustees decided to recommend to the Board the approval of the amended investment advisory agreement with ALPS.

2.   Sub-Advisory Agreement with EGA

     (a) The nature, extent, and quality of services to be provided to the New Fund by EGA. The Independent Trustees reviewed the services that EGA would provide to the New Fund. In connection with the sub-advisory services to be provided to the New Fund, the Independent Trustees noted the significant responsibilities that EGA would have as the New Fund’s sub-adviser, including: supervision of the investment management program of the New Fund; management of the day-to-day investment and reinvestment of the assets in the New Fund; determining daily baskets of deposit securities and cash components; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and oversight of general portfolio compliance with relevant law.

     The Independent Trustees reviewed EGA’s experience, resources, strengths and its performance as a sub-adviser to the EMTI Funds. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Fund was likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

     (b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by EGA from the relationship with the New Fund. The Independent Trustees compared both the services to be rendered and the proposed fees to be paid for sub-advisory services to those of other investment advisers of similar ETFs. In particular, the Independent Trustees compared the New Fund’s proposed advisory fee and projected expense ratios for the first year of operations to other ETFs considered to be in the New Fund’s peer group, including the EMTI Funds. The Board noted that the New Fund’s proposed management fee and expenses (after giving the proposed fee waiver and expense limitation arrangements) was below the median of the range of the New Fund’s peer group.

     The Independent Trustees noted EGA’s commitment initially to limit the New Fund’s expenses through a contractual written fee waiver and expense reimbursement agreement with the Trust, including the circumstances in which the Trust would have to repay fees in excess of the expense cap that were borne by EGA. After comparing the New Fund’s proposed fee with those of other funds in the New Fund’s peer group, including the EMTI Funds, and in light of the nature, quality, and extent of services proposed to be provided by EGA and the costs expected to be incurred by EGA in rendering those services and capping the Funds’ expenses, the Independent Trustees concluded that the fee proposed to be paid to EGA with respect to the New Fund was fair and reasonable.

     (c) EGA’s profitability and the extent to which economies of scale would be realized as the New Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees considered the financial viability of EGA, including EGA’s capitalization and ability to maintain operations. The Independent Trustees then discussed potential economies of scale if the costs of managing the New Fund decreased. The Independent Trustees noted that, because the New Fund had not yet commenced operations, the eventual aggregate amount of assets was uncertain, and recognized the uncertainty in launching new investment products and estimating future asset levels.

     (d) Investment performance of EGA. Because the New Fund had not commenced operations, the Independent Trustees could not consider the investment performance of the New Fund, but did take into account the investment performance of the EMTI Funds, for which EGA serves as sub-adviser.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, such as the proposed fee waiver and expense limitation arrangement, the Independent Trustees concluded that the proposed sub-advisory fee and projected total expense ratio are reasonable in relation to the services to be provided by EGA to the New Fund, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Independent Trustees decided to recommend to the Board the approval of the amended sub-advisory agreement with EGA. In light of the foregoing, the Board, including a majority of the Independent Trustees, approved the appointment of ALPS as the investment adviser to the New Fund, the approval of the amendment to the investment advisory agreement with ALPS, the appointment of EGA as sub-adviser to the New Fund and approval of the amendment to the sub-advisory agreement with EGA.

EGA Emerging Global Shares Trust   39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January, 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	6	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, Chief Administrative Officer, February 1971 to December 2008.	6	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC, President and Chief Operating Officer, since 2004.	6	None

Interested Trustees

Robert C. Holderith, 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	6	None

James J. Valenti, 1947	Trustee and Secretary	Since 2008	Emerging Global Advisors, LLC, Member and Chief Administrative Officer, since September 2008; Private Investor and Independent Consultant, June 2007 to September 2008; Senior Loan Consultant, Bridgepoint Mortgage Company, June 2006 to June 2007; Mercedes Benz, North America, Sales Representative, November 2000 to June 2006.	6	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Thomas A. Carter ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1966	Treasurer	Since 2009	ALPS Fund Services, Inc., Director, since October 2005; ALPS Advisors, Inc., President and Director, since September 2008; ALPS Distributors, Inc., President and Director, since September 2008; FTAM Funds Distributor, Inc., President and Director, since September 2008; ALPS Holdings, Inc., Director, since October 2005; and ALPS ETF Trust, President and Trustee, since March 2008.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September 2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA Emerging Global Shares Trust, Chief Compliance Officer, since March 2010; Financial Investors Variable Insurance Trust, Chief Compliance Officer, since September 2009; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer, since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer, since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer, November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer, 2005 to December 2008.

40    EGA Emerging Global Shares Trust

General Information (Unaudited)

Investment Adviser
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Sub-Adviser
Emerging Global Advisors, LLC
171 East Ridgewood Ave.
Ridgewood, NJ 07450

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the Funds’ website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

EGA Emerging Global Shares Trust    41

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872

470 Park Avenue South, 8th Floor
New York, NY 10016
(888) 800-4EGS (4347)
www.egshares.com

EGA EMERGING GLOBAL SHARES TRUST

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

Emerging Global Shares are distributed by ALPS Distributors Inc.

Item 2. Code of Ethics.

(a). As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer or persons performing similar functions (“Code of Ethics”).

(b). Not Applicable

(c). There has been no amendment to the Registrant’s Code of Ethics during the fiscal year ending March 31, 2010 (“Reporting Period”).

(d). Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

(e). Not Applicable

(f). Attached

Item 3. Audit Committee Financial Expert.

(a). The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a)-(d) are for the six funds of the Registrant that had a fiscal year ending March 31, 2010 and whose financial statements are reported in Item 1.

(a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2010: $67,000
2009: N/A

(b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2010: $0
2009: N/A

(c). Tax Fees: the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2010: $0
2009: N/A

     The Tax Fees represent services provided in connection with the preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through.

(d). All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2010: $0
2009: N/A

(e) Audit Committee Pre-Approval Policies and Procedures.

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the accountant for services rendered to the Registrant, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the last two fiscal years is as following:

2010: $0
2009: N/A

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Robert Willens, Ron Safir and Jeffrey D. Haroldson, are members of Audit Committee.

(b) Not Applicable.

Item 6. Schedule of Investments.

(a)  Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(b) Certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: May 28, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: May 28, 2010

By: /s/ Thomas A. Carter

Thomas A. Carter, Chief Financial Officer

Date: May 28, 2010